Exhibit 10.2

FOURTH AMENDMENT TO

SENIOR SECURED CONVERTIBLE NOTE AND WARRANT

THIS FOURTH AMENDMENT TO SENIOR SECURED CONVERTIBLE NOTE AND WARRANT (this “Amendment”), effective as of October 3, 2016, amends certain terms of (i) that certain Senior Secured Convertible Note in the original principal amount of $10,000,000 issued by KemPharm, Inc., a Delaware corporation (the “Company”), to Deerfield Private Design Fund III, L.P. (the “Holder”) on June 2, 2014 (as the same may be amended, restated, modified or otherwise supplemented from time to time, the “Note”), and (ii) that certain warrant number W-74, issued by the Company to the Holder on June 2, 2014, relating to the right of the Holder to purchase from the Company 1,923,077 fully paid and nonassessable shares of common stock of the Company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Warrant”).

WHEREAS, the Company and the Holder desire to revise certain terms of the Note and Warrant as provided herein.

In consideration of the promises and mutual covenants contained herein and in the Note and Warrant, the undersigned hereby agree as follows:

1. Section 2(f)(i)(A) of the Note is hereby amended by adding the following paragraph immediately after the second paragraph of such section:

“Notwithstanding anything to the contrary contained herein, this Section 2(f)(i)(A) shall not apply to any issuance or sale of Common Stock by the Company if such issuance or sale is made in an “at the market offering” (as defined in Rule 415 under the Securities Act) at a Per Share Selling Price equal to or greater than the then applicable Conversion Price, provided that, if the Company makes any such sale of Common Stock at a Per Share Selling Price less than the then applicable Conversion Price then (x) this Section 2(f)(i)(A) shall apply, but (y), for purposes of calculating any adjustment of the Conversion Price hereunder, the Fair Market Price for such sale shall be the price per share at which shares of Common Stock are sold in such “at the market offering.”

2. Section 2(f)(i)(C)(V) of the Note is hereby amended and restated in its entirety to read:

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price, provided that, for the avoidance of doubt, if a fee is paid to a placement agent, sales agent or party operating in a similar capacity for sales made in an “at the market offering” (as defined in Rule 415 under the Securities Act), such fee shall not be deducted from the selling price for purposes of determining the Per Share Selling Price hereunder. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities or Options, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause an adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities or Options which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.”

3. Section 5(f)(i) of the Warrant is hereby amended by adding the following paragraph immediately after the second paragraph of such section:

“Notwithstanding anything to the contrary contained herein, this Section 5(f)(i) shall not apply to any issuance or sale of Common Stock, by the Company if such issuance or sale is made in an “at the market offering” (as defined in Rule 415 under the Securities Act) at a Per Share Selling Price equal to or greater than the then applicable Exercise Price, provided that, if the Company makes any such sale of Common Stock at a Per Share Selling Price less than the then applicable Exercise Price then (x) this Section 5(f)(i) shall apply, but (y), for purposes of calculating any adjustment of the Exercise Price hereunder, the Fair Market Price for such sale shall be the price per share at which shares of Common Stock are sold in such “at the market offering.”

4. The fourth paragraph of Section 5(f)(iii) of the Warrant is hereby amended and restated in its entirety to read:

“Per Share Selling Price” shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price, provided that, for the avoidance of doubt, if a fee is paid to a placement agent, sales agent or party operating in a similar capacity for sales made in an “at the market offering” (as defined in Rule 415 under the Securities Act), such fee shall not be deducted from the selling price for purposes of determining the Per Share Selling Price hereunder. A sale of shares of Common Stock shall include the sale or issuance of Convertible Securities or Options, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued in a transaction in which the purchase price or the conversion, exchange or exercise price is directly or indirectly subject to adjustment or reset based on a future date, future trading prices of the Common Stock, specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, or otherwise (but excluding standard stock split anti-dilution provisions or weighted-average anti-dilution provisions similar to that set forth herein, provided that any actual reduction of such price under any such security pursuant to such weighted-average anti-dilution provision shall be included and cause an adjustment hereunder), the Per Share Selling Price shall be deemed to be the lowest conversion, exchange, exercise or reset price at which such securities are converted, exchanged, exercised or reset or might have been converted, exchanged, exercised or reset, or the lowest adjustment, as the case may be, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Holder. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities or Options which are currently outstanding, then the Per Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.”

5. Any warrants issuable in the future pursuant to Section 2.10 of that certain Facility Agreement, dated as of June 2, 2014, by and between the Company and the Holder, as amended, shall reflect the amendments set forth in paragraphs 3 and 4 above.

6. Effect on the Note and Warrant. Except as amended herein, the Note and Warrant shall continue in full force and effect as originally executed and delivered, as previously amended prior to the date hereof. Any reference in the Note and the Warrant to “this Warrant,” “this “Note” “hereunder,” hereof,” “herein,” or words of like import referring to such agreement shall refer to the Warrant or Note, as the case may be, as amended by this Amendment.

7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

8. Counterparts. This Amendment may be executed on separate counterparts that may be transmitted via an email .pdf file or facsimile, each of which, when so executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and Holder have caused this Amendment to be duly executed and delivered as of the date first above written.

KEMPHARM, INC.

By:	/s/ R. LaDuane Clifton
Name:	R. LaDuane Clifton
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the Company and Holder have caused this Amendment to be duly executed and delivered as of the date first above written.

HOLDER:

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By: Deerfield Mgmt III, L.P., General Partner
By: J. E. Flynn Capital III LLC, General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory